Concentration of Credit Risk	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
CONCENTRATION OF CREDIT RISK

Financial instruments with potential credit risk consist primarily of finance receivables. Additionally, to a lesser extent, we have potential credit risk associated with counterparties to derivative contracts.

As of December 31, 2012, 2011 and 2010, receivables from customers in construction-related industries made up approximately one-third of our total portfolio.  As of December 31, 2012 and 2011, approximately 40 percent of construction-related receivables related to customers in North America.  As of December 31, 2010, approximately 45 percent of construction-related receivables related to customers in North America.  No single customer or dealer represented a significant concentration of credit risk.  We typically maintain a security interest in retail financed equipment and require physical damage insurance coverage on all financed equipment.  See Note 14 for further information concerning business segments.

Regarding our derivative instruments, collateral is not generally required of the counterparties or of us.  We generally enter into International Swaps and Derivatives Association (ISDA) master netting agreements, which permit the net settlement of amounts owed.  Our exposure to credit loss in the event of nonperformance by the counterparties is limited to only those gains that we have recorded, but for which we have not yet received cash payment.  The master netting agreements reduce the amount of loss the Company would incur should the counterparties fail to meet their obligations.  As of December 31, 2012, 2011 and 2010, the maximum exposure to credit loss was $306 million, $342 million and $318 million, respectively, before the application of any master netting agreements.  See Note 8 for further information concerning derivatives.